INVESTOR PRESENTATION September 2024 Talison Row at Daniel Island Charleston, SC

1 Table of Contents Overview 2 Recent Operating Trends, Metrics, and Business Updates 3 – 6 Company History and Performance 7 – 9 Current Priorities / Business Plan 10 – 21 Differentiated Portfolio in Attractive Markets 22 – 27 Path to Long-Term Growth 28 Appendix ESG Initiatives 30 Market Statistics 31 Value Add Summary 32 Demographic Profile 33 Market Profiles 34 – 48 End Notes 49 – 50 Definitions and Non-GAAP Financial Measure Reconciliations 51 – 53 Forward-Looking Statement 54

2 IRT Overview OWN AND OPERATE Sunbelt Exposure 74% of NOI 110 Communities 32,685 Units 95.4% 2Q24 Avg Occupancy +100 basis points vs 1Q24 PORTFOLIO SUMMARY (1) SAME STORE HIGHLIGHTS Q2 2024 (2) • Revenue growth: 3.6% Y-o-Y • Resident retention: 55.8%, +160bps Y-o-Y and +150bps Q-o-Q • Avg rental rate: +1.6% to $1,555 • NOI growth: 2.8% Y-o-Y UPSIDE FROM VALUE ADD • Projects to date have generated a 19.1% unlevered return on interior costs and an avg rental increase of 20.4% (3) • ~12,000 units available for value add renovation $6.2B In gross assets FL GAALTX CO OK IN OH KY TN SC NC 2024 GUIDANCE • Same Store property revenue growth of 3.15% and NOI growth of 3.2% at the midpoint of our guided range(4) • Core FFO per share guidance range of $1.14-$1.16 All notations throughout this presentation appear as “End Notes” on pages 49-50. IRT’s Operating Communities

3 Recent Operating Trends Occupancy and Retention Effective Same-Store Rental Rate Trade Outs Operating Expenses • Same store occupancy remains steady as leasing season concludes. 3Q 2024 average occupancy was 95.4%, up 20 bps from our July 2024 average occupancy of 95.2%. Given the small number of lease expirations in 4Q, we expect to be able to further drive occupancy through year-end. • The focus on resident renewal and retention continues to support occupancy with 3Q 2024 retention of 56.7%, up from 55.8% in 2Q 2024. • Blended same store rental rates increased 0.8% in 3Q 2024. • Renewal rate grew 3.7% in 3Q 2024 and October renewal growth is currently 5.1% with approximately 88% of expected October renewals signed. • New lease trade outs were -3.2% in 3Q 2024. • Property tax expenses are now trending even lower than previously expected resulting in full year non- controllable opex that is expected be in a range of (0.7%) to 0.0% compared to our prior range of 0.5% to 1.7%. Same Store NOI growth and CFFO per share FY 2024 same store NOI growth guidance of 2.7% to 3.7% and CFFO per share guidance range of $1.14 to $1.16 are reaffirmed as lower property tax expenses offset slightly lower rent growth.

4 -4.2% -2.4% -1.0% -3.4% -3.0% -3.1% -5.0% -3.0% -1.0% 1.0% 3.0% 5.0% Q4 23 Q1 24 Q2 24 Jul-24 Aug-24 Sep-24 4.9% 4.4% 3.5% 2.9% 4.6% 3.9% -5.0% -3.0% -1.0% 1.0% 3.0% 5.0% Q4 23 Q1 24 Q2 24 Jul-24 Aug-24 Sep-24 Strong Performance Across Key Operating Metrics Same Store Excluding Value Add Note: As of September 28, 2024, same-store portfolio occupancy was 95.7%, same-store portfolio excluding ongoing value add occupancy was 96.0% and value add occupancy was 94.8%. All notations throughout this presentation appear as “End Notes” on pages 49-50. Same Store Total (1)Same Store Value Add O cc up an cy Sa m e St or e To ta l Le as e ov er Le as e Re nt G ro w th (2) New Leases Renewals Blended 94.9% 94.8% 94.5% 95.6% 95.8% Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 (prelim) 93.5% 93.9% 94.1% 94.8% 94.6% Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 (prelim) 94.5% 94.5% 94.4% 95.4% 95.4% Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 (prelim) (3) 0.2% 1.2% 1.8% 0.2% 1.3% 1.0% -5.0% -3.0% -1.0% 1.0% 3.0% 5.0% Q4 23 Q1 24 Q2 24 Jul-24 Aug-24 Sep-24

5 Unsecured Debt Private Placement (August 2024) 7 Year 10 Year Amount $75mm $75mm Coupon (Fixed Rate) 5.32% 5.53% Expected Funding Date October 2024 October 2024 Maturity Date October 2031 October 2034 Ranking Pari Passu with other unsecured debt Use of Net Proceeds Repayment of property level secured mortgage debt – ~$131mm Repayment of amounts outstanding under revolving credit facility – ~$19mm 2Q24 Actual 2Q24 Pro Forma Unencumbered Assets / Total Gross Assets 55% 61% Offering Summary In August 2024, we priced $150mm of senior unsecured notes with an institutional investor and intend to use the net proceeds primarily to repay secured indebtedness, thereby addressing all of our 2025 debt maturities and increasing our unencumbered asset pool

6 Forward Common Equity Issuance (August - September 2024) Shares Offered 13.0mm common shares (11.5mm shares sold via follow-on marketed offering and 1.5mm shares via ATM program) Weighted Average Public Offering Price $19.75 / share Net Offering Proceeds $246mm Use of Proceeds To fund potential acquisitions and other investment opportunities, and/or for general corporate purposes Offering Structure 100% of shares sold pursuant to a forward sale agreement Common Equity Issuance Subsequent to June 30, 2024, we opportunistically raised ~$250mm of attractively priced common equity to position us to capture accretive investment opportunities

7 Trade Street Acquisition Steadfast Acquisition Company History To ta l N um be r o f O pe ra tin g U ni ts (2) Aug. 2013 Completes IPO; begins trading on the NYSE Sep. 2015 Acquires Trade Street Residential (NASDAQ: TSRE) for $264 mm Dec. 2016 Completes internalization of management (1) Apr. 2018 Commences first phase of value-add renovations initiative Dec. 2021 Acquires Steadfast Apartment REIT (“STAR”) for $2.6bn Mar. 2024 Obtains inaugural BBB rating from Fitch Ratings Acquired 19 properties 4,989 units Acquired 68 properties 21,394 units (3) 2,790 8,819 13,724 12,982 14,017 15,880 15,554 15,667 35,498 35,526 34,431 32,685 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Apr. 2024 Completes Portfolio Optimization Strategy

8 Source: Company reports; coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same store NOI growth and CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable. IRT is Delivering Industry Leading Operating Performance Relative to peers in non-gateway and coastal markets, IRT outpaced industry growth over the past few years and momentum is expected to continue due to our attractive location in sunbelt markets, as well as our investments in value add renovations and new development initiatives Same Store NOI Growth CFFO per Share Growth +43% Since 2019 +51% Since 2019

9 Source: Bloomberg Market data as of September 27, 2024. Note: Represents compound total return, with dividends reinvested. Track Record of Value Creation IRT has a proven track record of outperforming its peers Year-to-Date 3-Year 5-Year Since IPO(2)(1) 15% 14% 30% 135% 17% 0% 21% 194% 36% 9% 70% 367% 0% 50% 100% 150% 200% 250% 300% 350% 400% RMS Multifamily Index IRT

10 Continue value add renovations at ~2,500 annually Current Priorities / Business Plan 1 Complete on-balance sheet and joint venture developments 2 Capital recycling to position portfolio for long-term growth while deleveraging 3 Use free cash flow to further delever the balance sheet to ~5.0x 4 Drive on-site efficiencies through the use of technology 5 Rocky Creek Tampa, FL Jefferson at the Perimeter Dunwoody, GA

11 In-Place Program Future Pipeline Total Units to Renovate 13,281 9,381 22,662 Units Renovated-to-Date (8,469) - (8,469) Remaining Units to Renovate 4,812 9,381 14,193 Remaining Renovation Costs (3) $87 - $91 $169 - $178 $255 - $270 Incremental NOI (4) $15- $16 $29 - $30 $29 - $30 Incremental Value Creation (5) $183 - $193 $356 - $376 $539 - $569 Value Add Program: Improving Our Growth Profile Sizeable ~14,000 unit value add pipeline providing up to ~$550 million of incremental shareholder value Value Add Pipeline (2) ($ in millions) All notations throughout this presentation appear as “End Notes” on pages 49-50. IRT’s historical projects have generated an 17.1% return on investment across approximately 8,469 units, resulting in around $291 million of incremental value creation (1) 1

12 Value-Add Case Study: Avalon Oaks – Project Overview Before After Columbus, OH community acquired for $23.0mm in February 2018 § Middle market community with 235 units that at the time of acquisition helped to increase our scale in the Columbus market § Attractive Columbus submarket insulated from the new Class A construction § Opportunity to reposition the community through value-add renovation – 97% occupied at acquisition – In-place asking rents approximately 7% below submarket competitive set – Strong demand for upgraded community – Potential for operating cost savings Added to our value-add program in February 2020 Upgrades include: § Stainless steel appliances § Painted cabinet boxes with new doors and resurfaced countertops § Washers and dryers in each unit § Clubhouse redesign with addition of business center § New layout for fitness center and upgraded playground § Laundry room conversion to pet spa As of June 2024, we have invested $6.6mm in the property including approximately $3.2mm through our value-add program and renovations are 90% complete 1

13 Value-Add Case Study: Avalon Oaks – The Economics At Acquisition (2/27/2018) 6/30/2024 Change Revenue (TTM) $2.6mm $4.0mm +53% NOI (TTM) $1.4mm $2.7mm +95% NOI Margin 52.6% 66.9% +1,430 bps Average Effective Monthly Rent $868 $1,440 +66% Achieved outsized value creation § Post renovation community is valued at $49.2mm(1), representing an increase of 114% from acquisition § Incremental value creation of $19.6mm, after renovation investment. On an equivalent cap rate basis, incremental value creation represents an 85% increase from acquisition. § Enhanced resident profile, resulting in a 66% average effective monthly rental rate increase as of June 2024 § Generated unlevered ROI of 30% on total renovation costs Note: Dollars in millions except average monthly rental rate. (1) Assumes exit cap rate of 5.25% 1 $23.0 $6.6 $19.6 $49.2 Purchase Price Invested Capital Value Created Total Value

14 Value-Add Case Study: Rocky Creek – Project Overview Before After Acquired in July 2019 for $48.0mm this was our 3rd community in Tampa, FL market § Located in West Tampa, this property was built in 1999 and has 264 units § Convenient access to major employment centers including Westshore area to the south, Carillon Office Park in St. Petersburg and downtown Tampa § Value-add opportunity allows for the community to notably increase – 96% occupied prior to renovations – Proven demand for upgraded product with renovated unit average rents below competing new construction but above older communities Renovations began March 2021 Upgrades include: § Clubhouse renovation including courtyard § New pool house with enhanced grilling stations, putting green and fire pit § Updated kitchens and bathrooms § New vinyl plank flooring § Washers and dryers in every unit As of June 2024, we have invested $7.1mm in the property including approximately $3.8mm through our value-add program and renovations are 84% complete 1

15 Value-Add Case Study: Rocky Creek – The Economics At Acquisition (7/11/2019) 6/30/2024 Change Revenue (TTM) $4.2mm $6.2mm +46% NOI (TTM) $2.6mm $4.0mm +53% NOI Margin 61.1% 64.0% +290 bps Average Effective Monthly Rent $1,256 $2,048 +63% Achieved outsized value creation § Post renovation community is valued at $75.5mm(1), representing an increase of 57% from acquisition § Incremental value creation of $20.4mm, after renovation investment. On an equivalent cap rate basis, incremental value creation represents a 43% increase from acquisition. § Enhanced resident profile, resulting in a 63% average effective monthly rental rate increase as of June 2024 § Generated unlevered ROI of 33% on total renovation costs Note: Dollars in millions except average monthly rental rate. (1) Assumes exit cap rate of 5.0% 1 $48.0 $7.1 $20.4 $75.5 Purchase Price Invested Capital Value Created Total Value

16 Real Estate Under Development: Expected to Generate Strong NOI Total Projected Development Spend ~$103M Q1 2025 Construction Starts Q3 2021 Delivery period Q4 2023 Est. Stabilization 81% Occupied Sept 2024 Flatirons Apartment Broomfield, CO Costs NOI In Place NOI – Q2 2024 $550k / In lease-up # of Units 325 At Stabilization ~$6.9m/yr Destination at Arista Broomfield, CO Total Projected Development Spend ~$120M Q1 2026 Construction Starts Projected delivery Q4 2024 Est. Stabilization In Place – Q2 2024 $0 / In Development Q4 2022 # of Units 296 At Stabilization ~$6.8m/yr Costs NOI Q2 2023 2

17 Joint Venture Communities: Selected Case Studies § Year Built: 2023 § Status: In lease up § Units: 402 units § Today’s rents are 6% higher than we originally expected for 2024 The Mustang (2) Dallas, TX The Crockett Nashville, TN Metropolis at Innsbrook Richmond, VA § Year Built: 2023 § Status: In lease up § Units: 199 units (1) § Today’s rents are 2% higher than we originally expected for 2024 § Year Built: Delivery expected in 4Q 2024 § Status: Under Construction § Units: 275 units § Located in a master planned community with office and retail offerings, including many Fortune 500 company headquarters: AT&T, American Airlines, Tenet Healthcare, Texas Instruments We invest in communities that allow us to enter and grow in a target market at a superior cost per unit. We identify local developers with the expertise to complete the developments and only invest when the ground is fully approved and the community is ready for development. 2

18 Portfolio Capital Recycling § Closed on the sale of Tapestry Park on July 17, 2024 § 354-unit property in Birmingham, Alabama § Identified as held for sale during Q1 2024 § Gross sale price was $70.8 million § Proceeds were used in a 1031 exchange 3 § Closed on the purchase of Gateway at Pinellas on August 13, 2024 § 288-unit community in Tampa, Florida § Acquired as part of a 1031 exchange § Purchase price was $82.0 million § Key elements of capital recycling rationale: – Reduced exposure to Birmingham market – Improved portfolio operating efficiencies by increasing scale in the Tampa market – Reduced secured debt and near-term maturities – Increased unencumbered asset pool and improved related ratios – Improved portfolio quality with a breakeven year-1 impact to CFFO per share and net debt to adjusted EBITDA Gateway at Pinellas Tampa, FL Gateway at Pinellas Tampa, FL

19 Deleveraging: Where We Are and Where We Are Going • Organic NOI growth from stabilized portfolio consistent with long-term historical growth rates • Higher NOI from ongoing value add renovations consistent with historical track record • Incremental NOI from delivery of two Denver, CO development projects • Completion of our Portfolio Optimization and Deleveraging Strategy to exit single-asset markets and pay down debt Net Debt to Adjusted EBITDA Progressing Towards Our Accelerated Target of Mid-5’s by Year-End 2025 Through the Following Drivers: 8.2x 7.7x 6.9x 6.7x ~6.0x Mid-5’s Q4 2020 Q4 2021 Q4 2022 Q4 2023 Q4 2024e Q4 2025e 4

20 $3 $17 $425 $23 $1,035 $721 2024 2025 2026 2027 2028 Thereafter Proforma Debt 65.8% 34.2% Maintain a Simple Capital Structure $6.6bn Common Equity Debt • Simple capital structure consisting of secured and unsecured debt • Maintain conservative financial and credit policies and expect to further deliver the balance sheet through organic NOI & EBITDA growth and excess cash flows. • Transitioning to a predominantly unsecured capital structure • 99.8% of debt is fixed rate (or hedged), further de-risking the balance sheet • Minimal near-term maturities with a focus on improving our leverage profile and achieving an investment grade rating • Assigned a Long-Term Issuer Default Rating of 'BBB' with a stable outlook from Fitch Ratings Total Capitalization (1)Balance Sheet Highlights Proforma Debt Maturity Schedule (2) All notations throughout this presentation appear as “End Notes” on pages 49-50. % of total 0% 1% 19% 1% 47% 32% 4 ~21% of IRT’s debt matures through end-2027 ($ in millions)

21 Continuing Our Efforts in Technology Business Intelligence For Property Managers Value Add ERP Platform Incident Reporting App Month-End Close Automation Property Phone System Standardization & Consolidation Our Goals Offer a Superior Prospect & Resident Experience Automate Processes to Lower Operating Expenses Improve Sustainability & Social Responsibility Create Empowered, Efficient, Engaged On-Site Teams Current Priorities Leverage Data for Learning & Prediction AI & Self-Service Tools for Applicants, Residents & Collections Technology Enablement for Centralization of Property Operations Property Support Task Routing & Automation Platform Machine Learning, Artificial Intelligence, & Predictive Analytics Data Platform: Development & Integration Next-Gen Automated Income Screening Data Platform: Design & Engineering Unit Amenity Audit App AI Invoice & PO Processing Next-Gen Automated Identity Verification Leasing & Property Management Centralization Pilot Punch-Out Catalog Purchasing ML Models: Debt Prediction, Intent Analysis, & Fraud Detection Significant Accomplishments Last 12 Months 5

22 77% Class B community profile is highly defensive during times of economic stress Established a Differentiated Portfolio in Attractive Markets Benefit from favorable resident demographics Focused on the high growth Sunbelt & Midwest regions Possess a unique hedge against new supply Well-positioned in markets that support rental demand Miller Creek at Germantown Memphis, TN Kensington by the Vineyard Euless, TX 1 2 3 4 5

23 Defensive Middle Market Communities, Positioned to Perform Even in Tough Economic Times A B C • Higher income residents move down in a recession • Renters move down to Class B as rent increases outstrip income growth • Capture households moving down in a recession • Capture seniors who sell homes to fund retirement • Capture individuals/families moving up with career progression • Lower income residents move up as income grows Sample Resident Demographic: • Value driven • Middle income category • Renters by necessity Residents Require Accommodations That Are: • Affordable • Well maintained, spacious, comfortable, clean and modern • Equipped with state-of-the-art amenities • Conveniently located Class B Positioning: • Most opportunity to consistently increase rents • Less exposure to homeownership • Less likely to be impacted from new construction Multifamily exposure is a natural inflation hedge due to our ability to reset rents annually. Our portfolio of 77% Class B communities is highly defensive during recessionary periods. 1

24 IRT’s Resident Demographic Trends Are Favorable Recent residents in IRT’s top 10 markets are in their mid-30s and make an average annual income of ~$86,000, resulting in a ~21% rent to income(1) Market Resident Average Age(1) 1 Atlanta, GA 38 2 Dallas, TX 37 3 Denver, CO 34 4 Columbus, OH 35 5 Raleigh-Durham, NC 38 6 Indianapolis, IN 36 7 Oklahoma City, OK 34 8 Tampa-St. Petersburg, FL 36 9 Nashville, TN 35 10 Houston, TX 38 PORTFOLIO AVERAGE 37 Market Rent/ Income(1) 1 Atlanta, GA 21.3% 2 Dallas, TX 22.3% 3 Denver, CO 23.8% 4 Columbus, OH 21.0% 5 Raleigh-Durham, NC 22.3% 6 Indianapolis, IN 20.3% 7 Oklahoma City, OK 17.8% 8 Tampa-St. Petersburg, FL 24.8% 9 Nashville, TN 22.1% 10 Houston, TX 19.0% PORTFOLIO AVERAGE 21.2% Top 10 IRT Markets by NOI 130 Communities 37,828Units $6.2B In gross assets TBU Desktop GATX CO OK IN OH FL TN NC Market Average Income 1 2 3 4 5 1 Atlanta, GA $85,182 2 Dallas, TX $94,782 3 Denver, CO $84,452 4 Columbus, OH $86,290 5 Indianapolis, IN $81,326 6 Raleigh-Durham, NC $83,207 7 Oklahoma City, OK $86,115 8 Tampa-St. Petersburg, FL $85,482 9 Nashville, TN $84,036 10 Houston, TX $86,964 PORTFOLIO AVERAGE $87,377 Top 5 Employment Sectors(1) Services/Retail Professional Healthcare Technology Sales Engineering Self Employed Construction Student/Education Hospitality Key 2

25 TOP 10 MARKETS Our Portfolio is Focused On the High Growth Sunbelt & Midwest Regions PORTFOLIO SUMMARY IRT owns 110 communities and has 2 communities under development across resilient, high growth markets Geographic Distribution Operating Communities • Strong presence in high growth metros including Atlanta, Charlotte, Tampa, Dallas, Denver and Nashville; exited markets with slower growth and higher costs • Sunbelt and Midwest regions have exhibited strong fundamentals with favorable population migration trends due to a lower cost of living, better tax policy and growing economic opportunity (2) Average community age (2) 22 years 130 Communities 37,828Units $6.2B In gross assets TBU Desktop FL GAALTX CO OK IN OH KY TN SC NC Sunbelt Exposure Communities | 78 Units | 24,221 % of NOI | 74% (1) Market Units % Unit % NOI Atlanta 5,180 16% 15% Dallas 4,007 12% 14% Nashville 2,147 7% 6% Columbus 2,510 4% 6% 1,397 Raleigh-Durham 4% 6%Denver 1,690 8% 7%Columbus 2,510 5% 5% Houston 1,308 4% 3% Tampa 1,452 4% 5% Total 23,178 71% 72% Note: Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX. Oklahoma City 1,508 5%5% (1) 3 Over the next three years, job growth in IRT’s Sunbelt markets is expected to outperform the gateway cities by 1.6x annually (2)

26 3.3% 3.0% 4.8% 4.6% 1.7% 1.9% 2021 2022 2023 2024E 2025E 2026E New Deliveries as a % of Existing Inventory The Impact of New Supply on IRT Will Not Be Significant Estimated new apartment deliveries from 2024 through 2026 in IRT's markets, as a percentage of existing apartment inventory, are expected to decline over this 3-year period IRT's Class B communities do not directly compete with new Class A development On average, IRT’s rent vs. new construction suburban rent was lower by ~$654 per month or 39%(2) 4 ~ ~ ~ (1) $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 Atlanta Dallas - Fort Worth Columbus Denver Raleigh - Durham Oklahoma City Indianapolis Tampa Nashville Memphis Total/WAV IRT New Construction 39% lower rents

27 Rent vs. Buy Differential Will Support Rental Demand in 2024 • Median home price is approximately $445,000(1) across IRT’s top 10 markets(2) weighted by NOI at the zip code level • With interest rates expected to remain higher for longer, mortgage rates will remain high and support rental demand • Monthly Cost Premium to buy and own a home today ranges from 55% - 168% higher than IRT’s top 10 markets’ rents • Monthly Ownership Costs(3) assume a 20% down payment and monthly estimates for insurance and real estate taxes Home Ownership Monthly Cost(2) vs IRT In-Place Rents 5 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Atlanta - GA Columbus - OH Dallas-Fort Worth - TX Denver - CO Indianapolis - IN Memphis - TN Nashville - TN Oklahoma City - OK Raleigh - Durham - NC Tampa - FL IRT Top 10 Markets WAV M on th ly C os t IRT In-Place Monthly Rent Homeownership Cost On Average, Ownership Costs are 55% - 168% higher than IRT’s Rent 93% more to own a home

28 Compelling Investment Opportunity With a Path to Long-Term Growth Leading Multifamily REIT, Well-Positioned in Class B Communities, Focused on the High-Growth U.S. Sunbelt Region Cyan Mallard Creek Charleston, NC Cyan Craig Ranch McKinney, TX Destination at Arista Broomfield, CO Investing in Technology to Create Operational Efficiencies and Focusing on Our ESG Initiatives in Support of Our People & Communities Strong Long-Term Growth Profile Supported by a Value Add Pipeline, New Development Initiatives and Joint Ventures Continuing to Improve Leverage Through Organic Growth and Reinvestment of Excess Cash Flow IRT Has Built a Company that is Well-Positioned at All Points of Market Cycles and Able to Capture Future Growth Opportunities

Appendix & Definitions Legacy at Jones Farm Huntsville, AL

30 Focusing on Our ESG Initiatives Find out more on the Sustainability page of IRT’s Investor Relations website at http://investors.irtliving.com. Enhancing Residential Living We are dedicated to pursuing excellence, providing our residents with an exceptional living experience and delivering superior customer service – all in an effort to make our residents feel “at home.” Supporting Our Associates We believe that fostering a workplace built on our core values of excellence, opportunity, integrity and service is vital to our associates and our long-term success. Reducing Our Environmental Impact We are committed to sustainable practices within our offices and throughout our communities. We see to lessen our environmental impact and strengthen our resilience to climate risks. Promoting Good Governance We seek at all times to conduct our business in accordance with the highest standards of ethical conduct and regulatory compliance. We believe that operating multifamily real estate can be conducted with a conscious regard for the environment and wider society

31 Assets Demonstrate Attractive Apartment Industry Dynamics Low Homeownership More Insulated from New Supply n The national Class B vacancy rate remains resilient to supply and demand shocks with 2024 projected spreads in vacancy rates between Class A & B. Class B vacancy is projected to be 7.3% and Class A 11.2% o Completions wave of 2023 and 2024 is expected to subside quickly with completions dropping significantly in 2025 and 2026 as developers have struggled to capitalize new projects during the last two years. Homeownership Data Source: U.S Census Bureau as of Q2 2024. New Completions (Supply) Data Source: CoStar Q2 2024 data release n Growth in households increases the pool of renters, even more so during periods of reduced homeownership o The homeownership rate was 65.6% in Q2 2024 down from an uptick in Q2 2020 to 67.9% and the 69.2% in Q4 2004 (the peak) n Homeownership affordability remains challenging for many households, especially first-time buyers. Lack of for-sale housing inventory, elevated mortgage rates and rising insurance costs continue to make homeownership unattainable or unattractive to many households. The Favorable Fundamentals of Our Markets Drive Demand for Our Assets 60.0% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 67.0% 68.0% 69.0% 70.0% 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 19 81 19 83 19 85 19 87 19 89 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 Ho m eo w ne rs hi p Ra te U ni ts C om pl et ed Single Family Multifamily Homeownership Rate 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 550,000 600,000 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 Va ca nc y Ra te (% ) Co m pl et io ns (U ni ts ) Completions Projected Completions Class A Vacancy Class BC Vacancy

32 Renovation Costs per Unit (2) Market Total Properties Total Units To Be Renovated Units Complete Units Leased Rent Premium (1) % Rent Increase Interior Exterior Total ROI - Interior Costs (3) ROI - Total Costs (4) Ongoing Atlanta, GA 5 2,344 1,053 1,052 259 18.9% 18,620 2,283 20,903 16.7% 14.9% Dallas, TX 5 1,462 648 691 284 19.7% 19,109 2,226 21,335 17.8% 15.9% Columbus, OH 4 1,098 464 470 276 22.4% 14,652 1,431 16,083 22.6% 20.6% Oklahoma City, OK 4 1,087 524 546 154 17.3% 17,326 2,213 19,539 10.7% 9.5% Tampa-St. Petersburg, FL 2 612 431 437 374 25.6% 15,747 1,481 17,228 28.5% 26.0% Lexington, KY 1 436 5 6 250 19.3% 15,937 2,038 17,975 18.8% 16.7% Nashville, TN 1 418 261 266 166 11.9% 16,650 1,321 17,971 12.0% 11.1% Atlanta, GA (4) 1 362 291 292 379 34.5% 15,749 807 16,556 28.9% 27.5% Raleigh-Durham, NC 1 318 240 243 215 16.9% 16,094 1,046 17,140 16.0% 15.0% Austin, TX 1 256 176 176 252 17.2% 18.126 1,486 19,612 16.7% 15.4% Denver, CO 1 252 5 8 191 26.3% 13,696 4,048 17,744 16.8% 12.9% Indianapolis, IN 1 236 191 191 276 25.3% 15,616 1,484 17,100 21.2% 19.4% Total/Weighted Average 27 8,881 4,289 3,378 $263 20.6% $17,199 $1,949 $19,148 18.4% 16.5% Completed (5) Atlanta, GA 3 978 892 889 215 20.8% 8,982 1,139 10,121 28.7% 25.5% Columbus, OH 3 763 701 700 206 22.6% 10,268 666 10,934 24.1% 22.6% Louisville, KY 2 728 723 780 216 24.3% 15,483 2,173 17,656 16.7% 14.7% Memphis, TN 2 691 660 656 189 18.7% 11,834 974 12,808 19.2% 17.7% Tampa-St. Petersburg, FL 2 624 591 602 227 19.0% 13,731 1,482 15,213 19.8% 17.9% Raleigh-Durham, NC 1 328 325 323 195 19.0% 14,648 2,108 16,756 15.9% 13.9% Wilmington, NC 1 288 288 287 77 7.6% 8,120 56 8,176 11.4% 11.3% Total/Weighted Average 14 4,400 4,180 4,237 $201 20.2% $11,825 $1,252 $13,077 20.3% 18.4% Grand Total/Weighted Average 41 13,281 8,469 8,615 $232 20.4% $14,576 $1,725 $16,301 19.1% 17.1% IRT Value Add Summary Project Life to Date as of June 30, 2024 All notations throughout this presentation appear as “End Notes” on pages 49-50.

33 IRT Resident Demographics at a Glance(1) All notations throughout this presentation appear as “End Notes” on pages 49-50. 47% 53% Gender Breakdown 79% 21% Marital Status Average Resident Age: 37 Residents make up a diverse job pool Top Industries of Residents: 1. Services 2. Medical Services 3. Professional 4. Technology 5. Sales Male Female Single Married Residents moving to our communities: 20% are from out-of-state 30% of those from out-of-state are from either the West Coast, IL or the Northeast Young, growing resident population benefiting from amenity-rich communities without overextending on rent Average Rent to Income of Our Newest Residents(2) 21%

34 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators Our Markets | Atlanta(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials Atlanta represents 15.5% of IRT’s NOI (3) Pointe at Canyon Ridge Sandy Springs, GA Waterstone at Big Creek Alpharetta, GA Communities located within 5 min. of major highways Communities located in top school districts Benefiting from suburban sprawl, well-positioned in MSA with growing ancillary job markets Major company presence in Atlanta include: 1.47% 1.40% 0.95% 2023 2024 2025 1.13% 1.30% 1.19% 2023 2024 2025 5.10% 1.07% 1.53% 2024 2025 2026

35 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators 9th largest city in the U.S. by population 4 The Dallas MSA has had the largest population growth within the past 10 years 5 Dallas accounts for nearly 8% of all financial service jobs in the Southwest region6 Major employers include: Our Markets | Dallas(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials (4) 2020 Census Data (5) Freddie Mac Report as of January 2021 (6) Fannie Mae Multifamily Metro Outlook 2021 Q3 Dallas represents 14.1% of IRT’s NOI (3) Avenues at Craig Ranch Dallas, TX Vue at Knoll Trail Dallas, TX 2.54% 1.61% 1.22% 2023 2024 2025 1.80% 1.31% 1.30% 2023 2024 2025 3.65% 1.93% 1.37% 2024 2025 2026

36 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators Population growth in the metro area is expected to exceed 5.5% over the next five years4 The MSA had the 10th largest population increases from 2010-20195 Major employers include: Our Markets | Denver(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 (5) Freddie Mac Report as of January 2021 Denver represents 5.6% of IRT’s NOI (3) Destination at Arista Broomfield, CO Bristol Village Aurora, CO 1.40% 1.31% 0.98% 2023 2024 2025 0.78% 1.06% 0.98% 2023 2024 2025 5.83% 2.26% 2.56% 2024 2025 2026

37 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators 14th largest city in the U.S. by population4 Strong accessibility to major highway I-270 Near thriving employment hubs such as Rickenbacker International airport Class B communities insulated from new Class A construction Major employers, and companies with headquarter-presence include: Our Markets | Columbus (1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials (4) 2020 Census Data Columbus represents 7.1% of IRT’s NOI (3) Bennington Pond Apartments Groveport, OH Schirm Farms Canal Winchester, OH 1.98% 0.97% 0.72% 2023 2024 2025 0.94% 1.22% 1.12% 2023 2024 2025 0.74% 0.95% 0.94% 2024 2025 2026

38 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators Located within 5 min. of major highways Benefiting from the proximity to growing industrial footprint Each community is in a top school district in the market Burgeoning tourism hub Major employers include: Our Markets | Louisville(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials Louisville represents 5.8% of IRT’s NOI (3) Prospect Park Apartment Homes Louisville, KY Meadows Apartment Homes Louisville, KY 1.47% 0.94% 0.56% 2023 2024 2025 0.40% 0.59% 0.46% 2023 2024 2025 1.07% -0.03% 0.04% 2024 2025 2026

39 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators 15th largest city in the U.S. by population Communities located in top school districts Experienced outsized job growth in health care and retail trade industries Major employers include: Our Markets | Indianapolis(1) Indianapolis represents 5.6% of IRT’s NOI (3) Bayview Club Apartments Indianapolis, IN Reveal on Cumberland Indianapolis, IN Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials 2.85% 0.94% 0.75% 2023 2024 2025 0.81% 0.72% 0.66% 2023 2024 2025 2.82% 0.09% 0.47% 2024 2025 2026

40 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators Communities located within 5 min. of major throughways Easy access to local retail centers Concentration around Research Triangle Park Many companies have a strong presence in the area, including: Our Markets | Raleigh–Durham(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials Raleigh-Durham represents 5.3% of IRT’s NOI (3) Creekstone at RTP Durham, NC Waterstone at Brier Creek Raleigh, NC 5.66% 4.36% 2.10% 2023 2024 2025 3.35% 3.00% 2.77% 2023 2024 2025 5.20% 3.26% 3.66% 2024 2025 2026

41 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators The metro’s population grew 0.5% this year, which was above the 0.2% national average4 Actively executing the redevelopment of its downtown area5 Located within 5 min. of major highways and retail Major employers include: Our Markets | Oklahoma City(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Oklahoma City represents 5.6% of IRT’s NOI (3) Windrush Oklahoma City, OK Augusta Oklahoma City, OK 3.02% 1.91% 0.67% 2023 2024 2025 1.12% 0.75% 0.85% 2023 2024 2025 3.75% 0.66% 0.68% 2024 2025 2026

42 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators Job growth is expected to be 2.7% annually through 2025, compared to 1.7% nationally4 Houston sits at #2 for the Top ten MSAs by population growth (2010-2019)5 Major employers include: Our Markets | Houston(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 (5) Freddie Mac Report as of January 2021 Houston represents 3.4% of IRT’s NOI (3) Carrington Park at Huffmeister Houston, TX Carrington Place Houston, TX 3.47% 1.75% 0.91% 2023 2024 2025 1.83% 1.54% 1.49% 2023 2024 2025 5.36% 1.14% 2.37% 2024 2025 2026

43 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators $3 billion Water Street mixed-use investment backed by Jeff Vinik and Bill Gates is underway downtown Major companies have committed to a major presence in the market such as: Our Markets | Tampa(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials Tampa represents 5.4% of IRT’s NOI (3) Lucerne Tampa, FL Vantage on Hillsborough Tampa, FL 3.07% 1.34% 0.84% 2023 2024 2025 1.46% 1.05% 0.98% 2023 2024 2025 3.46% 1.34% 1.32% 2024 2025 2026

44 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators Metro area job growth expected to outpace the national rate through 20254 Oracle plans to expand in the market. Adding 8,500 jobs and will invest $1.2 billion in the new project Major employers include: Our Markets | Nashville(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Nashville represents 5.2% of IRT’s NOI (3) Landings of Brentwood Brentwood, TN Stoneridge Farms Smyrna, TN 1.91% 1.47% 0.94% 2023 2024 2025 1.44% 1.22% 1.14% 2023 2024 2025 3.14% 1.84% 0.44% 2024 2025 2026

45 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators Memphis has all the amenities of a large city with a cost of living more than 20% below the national average4 Tennessee is one of the lowest-taxed states per capita in the nation4 Major employers include: Our Markets | Memphis(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials (4) Greater Memphis Chamber of Commerce Memphis represents 4.3% of IRT’s NOI (3) Walnut Hill Memphis, TN Stonebridge Crossing Memphis, TN -1.18% 1.09% 0.44% 2023 2024 2025 -0.12% 0.19% 0.21% 2023 2024 2025 1.55% 1.06% 0.16% 2024 2025 2026

46 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators Metro area ranked 1st in 2020 projected rent growth of the top 100 metros by population1 Major employers include: Our Markets | Huntsville(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials Huntsville represents 2.7% of IRT’s NOI (3) Bridgepoint Huntsville, AL Legacy at Jones Farm Huntsville, AL 3.72% 1.42% 0.77% 2023 2024 2025 2.16% 1.10% 1.09% 2023 2024 2025 12.62% 1.24% 4.75% 2024 2025 2026

47 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators 16th largest city in the U.S. by population4 Long-term demand fundamentals are favorable with outsized population growth projected in the key age group of 20-34 5 Job growth driven by an economic shift away from a manufacturing economy toward a service economy Major employers include: Our Markets | Charlotte(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials (4) 2020 Census Data (5) Fannie Mae Multifamily Metro Outlook 2021 Q3 Charlotte represents 2.7% of IRT’s NOI (3) Fountains Southend Charlotte, NC Vesta City Park Charlotte, NC 2.48% 1.67% 1.12% 2023 2024 2025 1.81% 1.55% 1.45% 2023 2024 2025 12.13% 7.25% 6.99% 2024 2025 2026

48 Community Map Job Growth Population Growth Supply Growth 2 2025 Job Growth US Average 0.74% Gateway Markets 0.69% 2025 Population Growth US Average 0.56% Gateway Markets 0.76% Differentiators Established tourism hub Centrally located in FL, easily accessible to drive to and from close markets Job growth is expected to be at 3.4% annually through 2025, compared to 1.7% nationally4 Major employers include: Our Markets | Orlando(1) Footnotes: (1) Source: CoStar (2) Source: CoStar, new units estimated to be delivered as a percentage of total supply in IRT submarkets (3) 2024 Q2 Financials (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Orlando represents 1.0% of IRT’s NOI (3) Millenia 700 Orlando, FL 2.88% 1.91% 1.32% 2023 2024 2025 1.94% 1.72% 1.47% 2023 2024 2025 0.84% 4.94% 1.47% 2024 2025 2026

49 Slide 2 (1) Portfolio Summary data is as of June 30, 2024 or for the quarter-ended June 30, 2024, as applicable. (2) Highlights are for the IRT same store portfolio for the three months ended June 30, 2024 vs. the three months ended June 30, 2023. NOI is a non-GAAP financial measure. See slides 49-51 for definitions and reconciliations. (3) Return on investment or ROI throughout this presentation is calculated as rent premium per unit per month, multiplied by 12 months, dividend by interior renovation costs or total renovation costs, as applicable. Rent premium reflects the per unit per month difference between the rental rate on the renovated unit excluding the impact of upfront concessions, if any, and the market rent for an unrenovated unit. Project results are through June 30, 2024. (4) This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2024 CFFO could vary significantly from the projections presented. See “Forward- Looking Statement” at the end of this presentation. Slide 4 (1) Same-store portfolio includes 108 properties, which represent 32,153 units. (2) Lease-over-lease effective rent growth represents the change in effective monthly rent, as adjusted for concessions, for each unit that had a prior lease and current lease that are for a term of 9- 13 months. (3) As of September 28, 2024, same-store portfolio occupancy was 95.7%, same-store portfolio excluding ongoing value add occupancy was 96.0% and value add occupancy was 94.8%. 3Q 2024 QTD average occupancy is through September 28, 2024. Slide 7 (1) A wholly-owned subsidiary of RAIT Financial Trust (NYSE: RAS) acted as IRT’s external advisor until IRT internalized the advisor in December 2016. (2) Number of operating units reflects all consolidated properties, at 100%, excluding properties under development. (3) Excludes two properties (621 units) under development. Slide 9 (1) Bloomberg Market data; Year-to-date as of September 27, 2024. (2) IPO date of August 13, 2013. Slide 11 (1) Calculated as incremental NOI, divided by a 5.5% cap rate, net of capital investment. Incremental NOI of $23.5 million equates to total units completed to date of 8,469 multiplied by $232 rent premium annualized. Total costs-to-date of $138 million equates to total units completed to date multiplied cost per unit of $16,301. (2) Value add pipeline data is as of June 30, 2024. These projections constitute forward-looking information. See “Forward-Looking Statement” at the end of this presentation. (3) Illustrative estimated cost / unit ranging from $18,000 to $19,000. (4) Illustrative 17.1% annual ROI based on IRT’s historical returns. (5) Calculated as incremental NOI, divided by 5.5% cap rate net of capital invested. Slide 17 (1) Excludes 209 units from Views of Music City phase II. (2) Image represents a rendering of the community. Slide 20 (1) Market data as of June 30, 2024. (2) Proforma Debt Maturity represents June 30, 2024 debt maturity adjusted for $150 million private placement ($75 million maturing in October 2031 and $75 million maturing in October 2034) being used to pay off property mortgages maturing in 2024 and 2025 and a portion of the revolver. Slide 24 (1) All resident demographic data is self-reported by residents. Average age, average income, and rent-to-income ratio are for residents that have moved in during the three months ending June 30, 2024. Employment sector data is for all residents as of June 30, 2024. End Notes

50 End Notes (continued) Slide 25 (1) Portfolio Summary as of June 30, 2024, NOI for 2Q 2024 and total communities as of June 30, 2024. (2) Includes communities located in Denver, Fort Collins, Colorado Springs and Loveland, CO. Slide 26 (1) New deliveries as a % of existing inventory are from CoStar Q2 2024 data release and are specific to IRT’s submarkets. (2) IRT’s average asking rent vs. new construction suburban rent for two-bedroom apartments; reflects Yardi Matrix data. Slide 27 (1) Median home prices from Redfin for the month of June 2024 for actual sale prices for All Home types (Single family, Townhomes and Condos). (2) Top 10 IRT Markets weighted based on NOI Exposure for IRT Budget-Actuals. (3) Homeownership Monthly Costs are calculated using Median Home Values by market are based on the zip code in which IRT’s communities are located within, PMI comes from Bank of America mortgage Calculator as of July 25, 2024. Insurance premiums and real estate taxes from Bankrate as of July 25, 2024. Slide 32 (1) The rent premium reflects the per unit per month difference between the rental rate on the renovated unit excluding the impact of upfront concessions, if any, and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. The weighted average Rent Premium including the impact of concessions was $219. (2) Renovation costs per unit includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects. (3) ROI is calculated using the Rent Premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit or the total renovation costs, as applicable. ROI-Interior costs using rent premium including the impact of concessions was 18.0%. ROI-Total costs using rent premium including the impact of concessions was 16.1%. (4) Renovations at one property in Atlanta, Georgia comprised of 496 units remain paused given current market conditions. (5) We consider value add projects completed when over 85% of the property’s units to be renovated have been completed. We continue to renovate remaining unrenovated units as leases expire until we complete 100% of the property’s units. Slide 33 (1) All resident demographic data is self-reported by residents. Data as of June 30, 2024. (2) Data as of the last 90 days ending June 30, 2024.

51 Definitions and Non-GAAP Financial Measure Reconciliations This presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this website. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. IRT believes average effective rent per unit is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month. Same-Store Average Occupancy Same-store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or nonoperating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) We believe that FFO and Core FFO (“CFFO”), each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, abandoned deal costs, loan premium accretion and discount amortization, debt extinguishment costs, and merger and integration costs from the determination of FFO. Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

52 Net Operating Income We believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, casualty related costs and gains, property management expenses, and general and administrative expenses, interest expenses, and net gains on sale of assets. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. Same Store Properties and Same Store Portfolio We review our same store portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio. We may also refer to the Same Store Portfolio as the IRT Same Store Portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands). Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense Net Debt, a non-GAAP financial measure, equals total consolidated debt less cash and cash equivalents and loan premiums and discounts. The following table provides a reconciliation of total consolidated debt to net debt (Dollars in thousands). We present net debt and net debt to Adjusted EBITDA because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis. Definitions and Non-GAAP Financial Measure Reconciliations

53 Definitions and Non-GAAP Financial Measure Reconciliations June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Reconciliation of same-store net operating income to net income (loss) Same-store net operating income 94,928$ 94,371$ 97,164$ 94,952$ 92,375$ Non same-store net operating income 2,293 5,989 9,863 10,123 9,155 Pre-Merger STAR Portfolio NOI - - - - - Other revenue 298 203 316 232 354 Other income (expense), net (850) (830) (1,409) (1,547) (1,277) Property management expenses (7,666) (7,499) (6,660) (7,232) (6,818) General and administrative expenses (6,244) (8,381) (5,043) (3,660) (5,910) Depreciation and amortization expense (54,127) (53,721) (55,902) (55,546) (53,984) Casualty gains (losses), net (465) (2,301) (59) (35) (680) Interest expense (17,460) (20,603) (23,537) (22,033) (22,227) Gain on sale (loss on impairment) of real estate assets, net (152) 10,530 (56,263) (11,268) — Gain (loss) on extinguishment of debt — 203 (124) — — Restructuring costs — — — — — Merger and integration costs — — — — — Net income (loss) $ 10,555 $ 17,961 $ (41,654) $ 3,986 $ 10,988 (a) Same store portfolio includes 108 properties, which represents 32,153 units. For the Three-Months Ended (a) Independence Realty Trust Inc. Reconciliation of Same-Store Net Operating Income to Net Income (loss) (Dollars in thousands)

54 Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements include, but are not limited to, our earnings guidance and certain actions that we expect or seek to take in connection with our portfolio optimization and deleveraging strategy and anticipated enhancements to our financial results and future growth from this strategy. All statements in this release that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements. Our forward-looking statements are not guarantees of future performance and involve estimates, projections, forecasts and assumptions, including as to matters that are not within our control, and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, failure to realize cost savings, efficiencies and other benefits that we expect to result from our portfolio optimization and deleveraging strategy, inability to sell certain assets, including those assets designated as held for sale, within the time frames or at the pricing levels expected, failure to achieve expected benefits from the redeployment of proceeds from asset sales, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve rent increases and occupancy levels on account of the value add initiatives, unexpected impairments or impairments in excess of our estimates, increased regulations generally and specifically on the rental housing market, including legislation that may regulate rents or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, the effects of natural and other disasters, unknown or unexpected liabilities, including the cost of legal proceedings, costs and disruptions as the result of a cybersecurity incident or other technology disruption, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2023, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements. These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.